Acquisition	12 Months Ended
Dec. 31, 2013
Acquisition
Acquisition

(23)                Acquisition

On April 8, 2011, the Company injected RMB 80 million into Baoding Zhongtai New Energy Resources Co., Ltd. (“Baoding Zhongtai”), a private PRC manufacturer of solar products, and acquired 80% of the ownership in Baoding Zhongtai. Baoding Zhongtai was established in June 2010 and started business operations in December 2010 by providing processing services to the Company. The Company intends to further expand its production capacity through this acquisition.

The deemed cash consideration for this acquisition was RMB 16 million, which is calculated based on the 20% noncontrolling interest in the RMB 80 million cash injection. Acquisition related costs, which were not material, have been expensed and included in the general and administrative expenses.

The following table summarizes the acquisition-date fair value of the identifiable assets acquired, the liabilities assumed and the noncontrolling interest (excluding the effect of the RMB 80 million cash capital injection) in connection with the business combination:

April 8, 2011
RMB
Total assets	184,382
Total liabilities	(99,129)
Net assets acquired	85,253
Less: noncontrolling interest	17,051
Deemed cash consideration	16,000
Gain on bargain purchase	52,202

These assets and liabilities were recorded at the acquisition-date fair value.  The Company recognized a gain on bargain purchase of RMB 52,202 upon the completion of the acquisition.

The results of Baoding Zhongtai’s operations are included in the consolidated financial statements from the date of acquisition on April 8, 2011.